UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21399

The Aegis Funds
(Exact name of registrant as specified in charter)

6862 Elm Street, Suite 830, McLean, VA 22101
 (Address of principal executive offices) (Zip code)

Scott L. Barbee
6862 Elm Street, Suite 830, McLean, VA 22101
 (Name and address of agent for service)

(703) 528-7788
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2015

Date of reporting period:  December 31, 2015

Item 1. Reports to Stockholders.

AEGIS Value Fund
Class A (AVFAX)
Class I (AVALX)

ANNUAL REPORT
December 31, 2015

Shareholders’ Letter
February 8, 2016

To the Shareholders of the Aegis Funds:

We are pleased to present the Aegis Value Fund’s Annual Report for the twelve months ended December 31, 2015.

If at any time you would like further information about the Fund, please go to our website at www.aegisfunds.com for a more detailed look at our market commentary and the Fund’s performance record.  We will briefly review the objective and strategy of the Fund.

The Aegis Value Fund seeks to achieve long-term, capital appreciation.  Our strategy is to invest in a well-researched portfolio of small-cap equities trading at a fraction of their intrinsic worth.  We believe the equity markets are often inefficient, and we employ a contrarian, company-focused approach, selecting each stock individually on its own merit.  We purchase shares in companies when we judge share prices to be significantly undervalued relative to our assessment of fundamental value, focusing on stocks trading at low price-to-book or price-to-future cash flow ratios, segments of the market where academic research shows historical returns have significantly outpaced the overall market.  We often invest in companies when they are misunderstood, out of favor, or neglected, and generally hold these companies until share prices reach our estimate of intrinsic value.

Performance

			Annualized
							Since	Since
	Three	Year-	One	Three	Five	Ten	I Share	A Share
	Month	to-Date	Year	Year	Year	Year	Inception	Inception
Class I shares
(AVALX) – at NAV
(inception 5/15/98)	-12.13%	-24.00%	-24.00%	-8.67%	-1.61%	1.78%	7.26%	N/A
Class A shares
(AVFAX) – at NAV
(inception 2/26/14)	-12.21%	-24.22%	-24.22%	N/A	N/A	N/A	N/A	-26.93%
Class A shares
(AVFAX) –
With Load	-15.50%	-27.06%	-27.06%	N/A	N/A	N/A	N/A	-28.43%
Russell 2000
Value Index	2.88%	-7.47%	-7.47%	9.06%	7.67%	5.57%	7.23%	-1.85%
S&P 500 Index	7.04%	1.38%	1.38%	15.13%	12.57%	7.31%	5.48%	7.91%

Performance data quoted represents past performance. Past performance does not guarantee future results.

Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  Please call 800-528-3780 to obtain performance data current to the most recent month-end.  The Aegis Value Fund Class I and Class A have an annualized gross expense ratio of 1.47% and 1.79%, respectively per the Fund’s most recent Prospectus.  The Aegis Value Fund Class I and Class A’s net annualized expense ratio, after fee waivers, is 1.46%, and 1.75%, respectively.  The Advisor has contractually agreed to waive fees for the Fund through 4/30/2016.  Performance data for the AVFAX shares reflect the Class A maximum sales charge of 3.75%.  Performance data shown for the Class A-at NAV does not reflect the deduction of the sales load or fee.  If reflected, the load or fee would reduce the performance quoted.

Aegis Value Fund	Class I	Class A
Net Assets	$103.5 Million	$0.1 Million
NAV / Share	$9.96	$9.92
Net Expense Ratio*	1.46%	1.75%
Management Fee	1.20%	1.20%
Distribution Fee (12b-1)	None	0.25%
Redemption Fee	None	None
Income & capital gain distributions**	$0.00414	None
__________

*  As reported in the Fund’s Prospectus dated April 30, 2015.
**  All income distributions.

From inception of the Aegis Value Fund’s Class I shares on May 15, 1998 through December 31, 2015, the Fund Class I shares have posted a cumulative gain of 243.79%, compared to a cumulative gain of 242.49% in our primary small-cap benchmark, the Russell 2000 Value Index.  During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative gain of 203.38%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 156.06%.

From inception of the Aegis Value Fund’s Class A shares on February 26, 2014 through December 31, 2015, the Fund Class A shares have posted a cumulative loss of 43.93% at net asset value, compared to a cumulative loss of 3.38% in our primary small-cap benchmark, the Russell 2000 Value Index.  During the same period, the Russell 2000 Index of small-cap stocks posted a cumulative loss of 1.39%, and the S&P 500 Index of large cap stocks posted a cumulative gain of 15.07%.

For the twelve month period ending December 31, 2015, the Fund Class I shares lost 24.00%, underperforming the Russell 2000 Value Index, which declined 7.47%.  Fund performance was most negatively impacted by investments in energy and materials companies Paragon Offshore PLC, Resolute Forest Products and Universal Stainless & Alloy Products.  Tecumseh Products, Photronics and Delta Apparel were top performers in 2015.  The Russell 2000 Index lost 4.41% while the S&P 500 gained 1.38% over the same period.

A more in-depth review of the Fund’s performance, outlook and general market commentary can be found in the Fourth Quarter 2015 Manager’s Letter.  For those of you who do not automatically receive our quarterly manager’s letters in the mail from your broker, they are available on our website at www.aegisfunds.com or by calling us at 800-528-3780.  However, please be aware that these manager’s letters are not a part of the SEC-mandated Annual Report contained in this booklet.  We thank you for your continued interest.

Aegis Financial Corporation

Scott L. Barbee, CFA
Portfolio Manager

Must be preceded or accompanied by Prospectus.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Any recommendation made in this report may not be suitable for all investors.  This presentation does not constitute a solicitation or offer to purchase or sell any securities.  Its use in connection with any offering of Fund shares is authorized only in the case of a concurrent or prior delivery of a prospectus.

Mutual fund investing involves risk.  Principal loss is possible.  Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods.  Investments in small and mid-cap companies involve additional risks such as limited liquidity and greater volatility.  Value stocks may fall out of favor with investors and underperform growth stocks during given periods.

Russell 2000 Value Index: A market-capitalization weighted equity index maintained by the Russell Investment Group and based on the Russell 2000 Index, which measures how U.S. stocks in the equity value segment perform.

Russell 2000 Index: An index of approximately 2000 of the smallest securities based on a combination of their market cap and current index membership, which measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index: An index of 500 stocks chosen for market size, liquidity and industry grouping, among other factors.  The S&P 500 is designed to be a leading indicator of U.S. equities and is meant to reflect the risk/return characteristics of the large cap universe.  One cannot invest directly in an index.

Price-to-Book: A ratio used to compare a stock’s market value to its book value.  It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.

Price-to-Future Cash Flow: A measure of the market’s expectations of a firm’s future financial health.  Because this measure deals with cash flow, the effects of depreciation and other non-cash factors are removed.

An investment cannot be made directly in an index.

Fund holdings, sector allocations, and geographic allocations are subject to change and are not a recommendation to buy or sell any security.  Please see the schedule of portfolio investments provided in this report for the complete listing of Fund holdings.

Fund Distributor: Quasar Distributors, LLC.  Quasar Distributors, LLC is affiliated with U.S. Bancorp Fund Services, LLC.

About Your Fund’s Expenses

December 31, 2015
(Unaudited)

Important Note

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and CDSC redemption fees, and (2) ongoing costs, including advisory fees, distribution (12b-1) fees (Class A only) and other Fund expenses. If you purchase Class A shares of the Fund you will pay an initial sales charge of 3.75% when you invest. Class I shares of the Fund charge no sales load.

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2015 – December 31, 2015, for the Aegis Value Fund Class I and Class A.

Actual expenses

The table below provides information about actual account values and actual expenses.

Hypothetical example for comparison purposes

The below table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional cost, such as sales charges (loads), or redemption fees (if applicable). Therefore, the hypothetical section of the tables is useful in comparing ongoing cost only, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

Hypothetical
(5% annual return
		Actual		before expenses)
	Beginning	Ending		Ending
	Account	Account	Expenses	Account	Expenses
	Value	Value(1)	Paid During	Value(1)	Paid During
	7/1/15	12/31/15	Period	12/31/15	Period
Aegis Value Fund –
Class A	$1,000.00	$738.10	$7.67(2)	$1,016.39	$8.89(2)
Aegis Value Fund –
Class I	$1,000.00	$739.20	$6.58(3)	$1,017.64	$7.63(3)
__________

(1)
The actual ending account value is based on the actual total return of the Fund for the period July 1, 2015 to December 31, 2015 after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s actual expense ratio and a hypothetical annual return of 5% before expenses.

(2)	Expenses are equal to the Fund’s annualized expense ratio (1.75%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2015 – 12/31/2015).
(3)	Expenses are equal to the Fund’s annualized expense ratio (1.50%) multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period between 7/1/2015 – 12/31/2015).

Please see performance data disclosure on page 3.

Key Statistics (Unaudited)

Result of a $10,000 Investment in Aegis Value Fund – Class A
(assumes investment made on February 26, 2014)

Result of a $10,000 Investment in Aegis Value Fund – Class I
(assumes investment made on December 31, 2005)

Aegis Value Fund

Average Annual Total Returns (Unaudited) As of December 31, 2015

	Class A	Class A	Russell 2000
	(No Sales Charge)	(With Sales Charge)*	Value Index
Three months	-12.21%	-15.50%	2.88%
Six months	-26.19%	-28.94%	-8.17%
Nine months	-20.00%	-22.98%	-9.27%
Trailing 1 Year	-24.22%	-27.06%	-7.47%
Annualized since inception
(February 26, 2014)	-26.93%	-28.43%	-1.85%

			Russell 2000
		Class I	Value Index
Trailing 1 Year		-24.00%	-7.47%
Trailing 3 Year		-8.67%	9.06%
Trailing 5 Year		-1.61%	7.67%
Trailing 10 Year		1.78%	5.57%
__________

*	With sales charge returns reflect the deduction of the current maximum initial sales charge of 3.75% for Class A. Returns without sales charges do not reflect the current maximum sales charges.

Returns on Classes of the Aegis Value Fund and the Russell 2000 Value Index assume reinvestment of all dividends and distributions. Fund returns are after all expenses. Past performance is not predictive of future results. The returns shown do not reflect the deduction of taxes a shareholder would pay on the redemption of Fund shares or Fund distributions. As of April 30, 2015, the effective date of the most recent prospectus, the gross expense ratio for the Aegis Value Fund Class A was 1.79% and for Class I was 1.47%. As of April 30, 2015, the effective date of the most recent prospectus, the net expense ratio for the Aegis Value Fund Class A was 1.75% and for Class I was 1.46%. The Advisor has contractually agreed to waive fees for the Fund through 4/30/2016.

Aegis Value Fund

Portfolio Characteristics
December 31, 2015
(Unaudited)

Industry Breakdown
	% of the
	Fund’s Net Assets
Common Stock		96.3%
Auto Components	3.2%
Capital Markets	0.2%
Banks	2.1%
Diversified Telecommunication Services	3.7%
Electronic Equipment, Instruments & Components	1.2%
Energy Equipment & Services	8.8%
Hotels, Restaurants & Leisure	3.5%
Household Durables	1.5%
Insurance	3.7%
Machinery	2.4%
Marine	0.0%
Media	0.3%
Metals & Mining	28.1%
Oil, Gas & Consumable Fuels	6.7%
Paper & Forest Products	8.6%
Real Estate Management & Development	1.1%
Semiconductors & Semiconductor Equipment	5.2%
Specialty Retail	0.2%
Textiles, Apparel & Luxury Goods	6.7%
Thrifts & Mortgage Finance	0.2%
Tobacco	8.9%
Warrants		0.0%
Oil, Gas & Consumable Fuels	0.0%
Metals & Mining	0.0%
Other Assets in Excess of Liabilities		3.7%
Total Net Assets		100.0%

Aegis Value Fund

Schedule of Portfolio Investments
December 31, 2015

	Shares	Value
Common Stocks – 96.3%

Consumer Discretionary – 15.4%

Auto Components – 3.2%
Superior Industries International, Inc.	121,992	$2,247,093
Sypris Solutions, Inc.(2)	1,035,491	1,128,685
		3,375,778
Hotels, Restaurants & Leisure – 3.5%
Bowl America, Inc. – Class A(5)	9,481	134,630
Luby’s, Inc.(2)	230,603	1,030,795
Ruby Tuesday, Inc.(2)	445,939	2,457,124
		3,622,549
Household Durables – 1.5%
Natuzzi S.p.A. – SP ADR(2)	373,265	600,957
Retail Holdings N.V.	57,305	922,610
		1,523,567
Media – 0.3%
Ballantyne Strong, Inc.(2)	60,293	274,936

Specialty Retail – 0.2%
Reitmans Canada Ltd – Class A	73,934	221,477

Textiles, Apparel & Luxury Goods – 6.7%
Delta Apparel, Inc.(2)(3)	496,073	6,964,865
Total Consumer Discretionary		15,983,172

Consumer Staples – 8.9%

Tobacco – 8.9%
Alliance One International, Inc.(2)(3)	803,250	9,213,282

Energy – 15.5%

Energy Equipment & Services – 8.8%
Deep Down, Inc.(2)	326,555	150,215
Gulfmark Offshore, Inc. Class A(2)	135,109	630,959
McDermott International, Inc.(2)	1,093,054	3,661,731
Mitcham Industries, Inc.(2)(3)	837,067	2,519,572
Paragon Offshore PLC(2)	1,113,452	104,664
Parker Drilling Co.(2)	1,122,213	2,042,428
		9,109,569

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments
December 31, 2015

		Shares	Value
Oil, Gas & Consumable Fuels – 6.7%
Cloud Peak Energy, Inc.(2)		463,000	$963,040
Comstock Resources, Inc.(2)		296,461	554,382
Questerre Energy Corp. – Class A(1)(2)	CAD	1,593,800	207,331
WPX Energy, Inc.(2)		919,377	5,277,224
			7,001,977
Total Energy			16,111,546

Financials – 7.3%

Banks – 2.1%
California First National Bancorp.		167,096	2,173,919
Citizens Bancshares Corp.(5)		3,024	23,421
			2,197,340
Capital Markets – 0.2%
US Global Investors, Inc. – Class A		181,910	212,835

Insurance – 3.7%
Echelon Financial Holdings, Inc.(1)	CAD	401,212	3,807,121

Real Estate Management &
Development – 1.1%
Public Service Properties
Investments Ltd.(1)(2)(3)	GBP	1,527,056	1,091,832

Thrifts & Mortgage Finance – 0.2%
First Federal of Northern Michigan
Bancorp, Inc.		35,640	214,553
Total Financials			7,523,681

Industrials – 2.4%

Machinery – 2.4%
Hardinge, Inc.		265,497	2,474,432

Marine – 0.0%
Globus Maritime Ltd.(2)		126,833	18,391
Total Industrials			2,492,823

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments
December 31, 2015

		Shares	Value
Information Technology – 6.4%

Electronic Equipment, Instruments
& Components – 1.2%
Vishay Intertechnology, Inc.		105,989	$1,277,167

Semiconductors & Semiconductor
Equipment – 5.2%
Photronics, Inc.(2)		376,235	4,684,126
Rubicon Technology, Inc.(2)		611,200	696,768
			5,380,894
Total Information Technology			6,658,061

Materials – 36.7%

Metals & Mining – 28.1%
Alamos Gold, Inc. Class A		623,725	2,052,055
Amerigo Resources Ltd.(2)(3)		8,906,800	1,196,183
AuRico Metals, Inc.(2)		274,285	118,409
Avino Silver & Gold Mines Ltd.(2)		1,686,675	1,518,176
Coeur Mining Inc.(2)		650,632	1,613,567
Continental Gold, Inc.(1)(2)	CAD	1,238,600	1,405,364
Dalradian Resources, Inc.(1)(2)	CAD	5,021,770	2,867,094
Endeavour Mining Corporation(1)(2)	CAD	241,757	1,333,098
Geodrill Ltd.(1)(2)(3)(5)	CAD	2,715,251	1,206,822
GoldQuest Mining Corp.(1)(2)	CAD	2,849,300	308,878
Guyana Goldfields, Inc.(2)		938,550	2,048,479
Lake Shore Gold Corp.(2)		3,393,966	2,752,506
Nevsun Resources Ltd.		1,664,581	4,511,015
Olympic Steel, Inc.		250,626	2,902,249
Perseus Mining Ltd(1)(2)	CAD	1,174,077	296,977
Sulliden Mining Capital, Inc.(1)(2)	CAD	407,693	73,660
Timmins Gold Corp.(2)		440,722	60,820
TMAC Resources Inc.(1)(2)(5)	CAD	116,906	510,730
Universal Stainless & Alloy
Products, Inc.(2)		252,013	2,341,201
			29,117,283

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments
December 31, 2015

	Shares	Value
Paper & Forest Products – 8.6%
Mercer International, Inc.	371,705	$3,363,930
Resolute Forest Products, Inc.(2)	728,954	5,518,182
		8,882,112
Total Materials		37,999,395

Telecommunication Services – 3.7%

Diversified Telecommunication Services – 3.7%
Alaska Communications
Systems Group, Inc.(2)	2,220,703	3,886,230
Total Telecommunication Services		3,886,230
Total Common Stocks (Cost $161,075,394)		99,868,190

Warrants – 0.0%

Energy – 0.0%

Oil, Gas & Consumable Fuels – 0.0%
Magnum Hunter Resourses, Corp.,
Exercise Price: $85.00,
04/15/2016(2)(4)(6)	141,667	—
Total Energy		—

Materials – 0.0%

Metals & Mining – 0.0%
Avino Silver & Gold Mines Ltd.,
Warrants,(2)(4)(6)	311,922	6,239
Total Materials		6,239
Total Warrants (Cost $262,014)		6,239

Total Investments – 96.3%
(Cost $161,337,408)		99,874,429
Other Assets in Excess of Liabilities – 3.7%		3,794,309
Net Assets – 100.0%		$103,668,738

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Schedule of Portfolio Investments
December 31, 2015

__________

Percentages are stated as a percent of net assets.

(1)	Foreign security denominated in U.S. Dollars.
(2)	Non-income producing securities.
(3)	Affiliated Company – The fund is owner of more than 5% of the outstanding voting securities. See Notes to the Financial Statements for additional information on Investments in Affiliated Companies.
(4)	Security was fair valued in accordance with the policies and procedures approved by the Board of Trustees.
(5)	Level 2 securities.
(6)	Level 3 securities.
CAD — Canadian Dollar
ADR — American Depositary Receipt
GBP — British Pound
The securities in the portfolio have been organized by their respective GICS code.

The Global Industry Classification Standard (GICS®) was developed by and/or is exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund services, LLC.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities
December 31, 2015

Assets
Investments in unaffiliated securities, at value (cost $124,156,353)	$77,681,873
Investments in affiliated securities*, at value (cost $37,181,055)	22,192,556
Total investments in securities, at value (cost $161,337,408)	$99,874,429
Cash	4,200,373
Receivable for investment securities sold	291,596
Receivable for fund shares sold	369,439
Interest and dividends receivable	150,876
Prepaid assets	22,927
Total Assets	104,909,640

Liabilities
Accrued trustee and chief compliance officer fees	10,995
Payable for investment securities purchased	679,549
Payable for distribution fees	544
Payable for fund shares redeemed	369,824
Payable to investment advisor	117,238
Other payables	62,752
Total Liabilities	1,240,902
Net Assets	$103,668,738

Net assets consist of:
Paid-in capital	182,378,318
Accumulated net investment loss	(371,343)
Accumulated net realized loss on investments and
foreign currency transactions	(16,875,258)
Net unrealized depreciation on investments and
foreign currency translations	(61,462,979)
Net Assets	$103,668,738

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Assets and Liabilities
December 31, 2015

Class A Shares
Net Assets	$140,068
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	14,116
Net asset value, redemption price per share	$9.92
Maximum offering price per share, after sales load (96.25/100)	$10.31	**

Class I Shares
Net Assets	$103,528,670
Authorized (Par value $0.001 per share)	100,000,000
Outstanding Shares	10,391,613
Net asset value, offering, and redemption price per share	$9.96
__________

*	Please refer to Note 7 for additional details.
**	Reflects a maximum sales charge of 3.75%. A contingent deferred sales charge (CDSC) of 1.00% may be charged on shares redeemed within two years of purchase.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statement of Operations
For The Year Ended December 31, 2015

Investment income
Dividends from unaffiliated companies#	$1,556,439
Interest income	163
Total investment income	1,556,602
Expenses
Investment advisory fees (Note 3)	1,724,837
Fund servicing fees	107,901
Transfer agent & custody fees	128,015
Printing and postage fees	64,682
Legal fees	44,083
Registration fees	49,286
Directors & chief compliance officer fees	34,750
Insurance fees	24,204
Audit fees	24,485
Distribution fees – Class A (Note 4)	523
Miscellaneous fees	1,802
Gross expenses	2,204,568
Waiver of fees (Note 3)	(47,999)
Net Expenses	2,156,569
Net Investment Loss	(599,967)
Realized and unrealized gain (loss) on investments
and foreign currencies:
Net realized gain (loss) from:
Investments in unaffiliated companies	(990,450)
Investments in affiliated companies (Note 6)	(8,372,106)
Net realized loss on investments and foreign currency transactions	(9,362,556)
Change in net unrealized appreciation/depreciation on:
Investments in unaffiliated companies	(32,588,301)
Investments in affiliated companies (Note 6)	8,212,245
Net change in unrealized appreciation/depreciation
on investments and foreign currency translations	(24,376,056)
Net realized and unrealized loss on investments
and foreign currencies	(33,738,612)
Net decrease in net assets resulting from operations	$(34,338,579)
__________

#	Net of foreign tax withholding of $69,431.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

(This Page Intentionally Left Blank.)

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
Operations
Net investment loss	$(599,967)	$(1,838,758)
Net realized gain (loss) on investments and
foreign currency transactions	(9,362,556)	28,971,840
Net change in unrealized appreciation/
depreciation on investments and
foreign currency transactions	(24,376,056)	(89,722,318)
Net decrease in net assets
resulting from operations	(34,338,579)	(62,589,236)
Distributions
Net investment income – Class I	(43,610)	—
Net realized gain on investments – Class A	—	(42,707)
Net realized gain on investments – Class I	—	(29,670,840)
Net decrease in net assets resulting
from distributions paid	(43,610)	(29,713,547)
Capital share transactions*
Subscriptions – Class A	28,351	358,431
Subscriptions – Class I	25,881,764	32,740,923
Distributions Reinvested – Class A	—	42,707
Distributions Reinvested – Class I	41,591	28,163,220
Redemptions – Class A	(92,579)	(31,444)
Redemptions – Class I	(48,573,256)	(101,852,004)
Net decrease in net assets resulting from
capital share transactions	(22,714,129)	(40,578,167)
Total Decrease in Net Assets	(57,096,318)	(132,880,950)
Net Assets
Beginning of year	160,765,056	293,646,006
End of year	$103,668,738	$160,765,056
Accumulated net investment loss at end of year	$(371,343)	$(191,789)

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	December 31,	December 31,
	2015	2014
*Share information – Class A
Subscriptions	2,182	18,639
Distributions reinvested	—	3,129
Redemptions	(7,741)	(2,093)
Net increase (decrease) in shares	(5,559)	19,675
Beginning shares	19,675	—
Ending shares	14,116	19,675

*Share information – Class I
Subscriptions	2,092,439	1,714,166
Distributions reinvested	3,961	2,060,222
Redemptions	(3,939,287)	(5,341,048)
Net decrease in shares	(1,842,887)	(1,566,660)
Beginning shares	12,234,500	13,801,160
Ending shares	10,391,613	12,234,500

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class A

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period:
		For the
		Period from
		February 26, 2014
	For the	(Commencement of
	Year Ended	Operations) to
	December 31, 2015	December 31, 2014
Per Share Data
Net asset value, beginning of period	$13.09	$21.29
Income from investment operations:
Net investment loss	(0.10)	(0.16	)(5)
Net realized and unrealized loss
on investments and foreign currencies	(3.07)	(5.26)
Total from investment operations	(3.17)	(5.42)
Less distributions to shareholders from:
Net realized capital gains	—	(2.78)
Total distributions	—	(2.78)
Net asset value, end of period	$9.92	$13.09
Total investment return(1)	-24.22%	-26.01	%(3)
Ratios (to average net assets)/
Supplemental data:
Expenses after reimbursement/
recapture and fees paid	1.75%	1.75	%(4)
Expenses before reimbursement/
recapture and fees paid	1.78%	1.79	%(4)
Net investment loss	(0.67)%	(1.04	)%(4)
Portfolio turnover(2)	30%	32	%(3)
Net assets at end of period (000’s)	$140	$258
__________

(1)	Based on net asset value, which does not reflect the sales charge. With sales charge included, the return is -27.06% and -28.79%, respectively.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized.
(4)	Annualized.
(5)	Per share net investment income (loss) was calculated prior to tax adjustment, using average shares method.

The accompanying notes are an integral part of these financial statements.

Aegis Value Fund – Class I

Financial Highlights

The table below sets forth financial data for a share outstanding in the Fund throughout each period:

					For the
					Four Months
	Years Ended				Ended
	December 31,				December 31,		Years Ended August 31,
	2015		2014		2013(4)		2013	2012	2011
Per Share Data
Net asset value,
beginning of period	$13.12		$21.28		$20.55		$14.56	$13.16	$10.52
Income from investment
operations:
Net investment
income (loss)(1)	(0.05)		(0.15)		(0.06)		(0.02)	—	(0.10)
Net realized and unrealized
gain (loss) on investments
and foreign currencies	(3.11)		(5.23)		1.50		6.02	1.40	2.74
Total from investment
operations	(3.16)		(5.38)		1.44		6.00	1.40	2.64
Less distributions to
shareholders from:
Net investment income	—	(6)	—		(0.03)		(0.01)	—	—
Net realized capital gains	—		(2.78)		(0.68)		—	—	—
Total distributions	—		(2.78)		(0.71)		(0.01)	—	—
Net asset value,
end of period	$9.96		$13.12		$21.28		$20.55	$14.56	$13.16

Total investment return	-24.00%		-25.82	%(5)	7.07	%(2)	41.23%	10.64%	25.10%
Ratios (to average net
assets)/Supplemental data:
Expenses after
reimbursement/
recapture and fees paid	1.50%		1.46%		1.38	%(3)	1.43%	1.47%	1.48%
Expenses before
reimbursement/
recapture and fees paid	1.53%		1.47%		1.38	%(3)	1.43%	1.47%	1.48%
Net investment
income (loss)	(0.42)%		(0.76)%		(0.79	)%(3)	(0.09)%	0.02%	(0.72)%
Portfolio turnover	30	%(7)	32	%(7)	13	%(2)(7)	35%	20%	29%
Net assets at end of
period (000’s)	$103,529		$160,507		$295,513		$295,513	$146,281	$152,097
__________

(1)	Per share net investment income (loss) was calculated prior to tax adjustments, using average shares method.
(2)	Not Annualized.
(3)	Annualized.
(4)	On October 21, 2013, the Board of Directors approved the change in the fiscal year end to December 31st.
(5)
Includes adjustments made to the NAV in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns  based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(6)	Less than 0.01 per shares.
(7)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

December 31, 2015

1. The Organization

The Aegis Funds (comprised of the Aegis Value Fund) (the “Fund”) is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified open-end management investment company. The shares of the Aegis Funds are issued in multiple series, with each series, in effect, representing a separate fund.

The Aegis Value Fund’s principal investment goal is to seek long-term capital appreciation by investing primarily in common stocks that are believed to be significantly undervalued relative to the market based on a company’s book value, revenues, or cash flow.

The Fund currently offers Class A and Class I shares. The Fund’s Class A shares commenced operations February 26, 2014. The Fund’s Class I commenced operations May 15, 1998. Each share class represents an equal pro rata interest in the Fund and provides the shareholder equal voting rights regarding any matters relating solely to that particular class. The Fund’s Class A shares are subject to a 3.75% front end sales load and 1.00% contingent deferred sales charge for redemptions made within 2 years of purchase date.

2. Summary of Significant Accounting Policies

Security valuation.  Investments in securities are valued based on market quotations or on data furnished by an independent pricing service. Investments in securities traded on a national securities exchange (or reported on the NASDAQ National Market) are stated at the last reported sales price or a market’s official close price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last close price, or the average of bid and ask price for NASDAQ National Market securities. Short-term (less than 60 days maturity) notes are stated at amortized cost, which is equivalent to value. Restricted securities, securities for which market quotations are not readily available, and securities with market quotations that Aegis Financial Corporation (the “Advisor”) does not believe are reflective of market value are valued at fair value as determined by the Advisor under the supervision of the Board of Trustees. In determining fair value, the Board procedures consider all relevant qualitative and quantitative factors available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. Where a security is traded in more than one market, which may include

Notes to Financial Statements

December 31, 2015

2. Summary of Significant Accounting Policies – (continued)

foreign markets, the securities are generally valued on the market considered by the Advisor to be the primary market. The Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing currency exchange rates.

In accordance with accounting principles generally accepted in the United States of America (“GAAP”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. GAAP establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below:

•	Level 1 –
quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•	Level 2 –
other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.), quoted prices for identical or similar assets in markets that are not active, and inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 –	significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments.

Common stocks, preferred stocks and warrants. Securities traded or dealt in one or more domestic securities exchanges, excluding the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), and not subject to restrictions against resale shall be valued on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities at the last quoted sales price or in the absence of a sale, at the mean of the last bid and asked prices. Securities traded or dealt in the NASDAQ and not subject

Notes to Financial Statements

December 31, 2015

2. Summary of Significant Accounting Policies – (continued)

to restrictions against resale shall be valued in accordance with the NASDAQ Official Closing Price. Securities traded on the NASDAQ Stock Market for which there were no transactions on a particular day are valued at the mean of the last bid and asked prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Stocks traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.

Short-term investments. Short-term investments are valued using amortized cost which approximates fair value. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks
Consumer Discretionary	$15,848,542	$134,630	$—	$15,983,172
Consumer Staples	9,213,282	—	—	9,213,282
Energy	16,111,546	—	—	16,111,546
Financials	7,500,260	23,421	—	7,523,681
Industrials	2,492,823	—	—	2,492,823
Information Technology	6,658,061	—	—	6,658,061
Materials	36,281,843	1,717,552	—	37,999,395
Telecommunication Services	3,886,230	—	—	3,886,230
Warrants
Energy	—	—	—	—
Materials	—	—	6,239	6,239
Total	$97,992,587	$1,875,603	$6,239	$99,874,429

The following is a summary of quantitative information about significant unobservable valuation inputs for the Aegis Value Fund approved by the Board at a regular meeting for Level 3 Fair Value Measurements for investments held as of December 31, 2015:

	Fair Value
	as of	Valuation	Unobservable
Investments	12/31/2015	Technique	Inputs	Range

Avino Silver & Gold Mines, Ltd.
Exercise Price:		Fair Valuation
$2.87, 02/25/2017	$6,239	by Advisor	Pricing Model	$0.02

Magnum Hunter Resourses, Corp.,
Exercise Price:		Fair Valuation
$85.00, 04/15/2016	$0	by Advisor	Pricing Model	$0.00

Notes to Financial Statements

December 31, 2015

2. Summary of Significant Accounting Policies – (continued)

The following is a reconciliation of the Fund Level 3 assets for which significant unobservable inputs were used to determine fair value for the year ended December 31, 2015:

Investments in
Securities
Fair Value Measurement Using Significant	Year Ended
Unobservable Inputs (Level 3)	12/31/2015
Beginning Balance as of 12/31/14	$67,765
Unrealized losses included in earnings	(61,526)
Ending Balance as of 12/31/15	$6,239

The amount of total gains or losses for the period included in net increase (decrease) in net assets applicable to outstanding shares attributed to the change in unrealized gains or losses relating to
assets still held at the reporting date	$(61,526)

During the year ended December 31, 2015, there were the following transfers between Level 1, Level 2 and Level 3 for the Fund.

Transfers	Market Value
Level 1 into Level 2	$1,341,452
Level 2 into Level 1	$1,091,832

The transfers from Level 1 to Level 2 were due to certain securities switching from a direct quote in an active market to an evaluated price obtained from the pricing vendor.  The transfers from Level 2 to Level 1 were due to certain securities switching to a direct quote in an active market from an evaluated price obtained from the pricing vendor.

The Fund recognizes transfers between levels of the hierarchy as of the end of the period in which the transfers occur.

Foreign risk and currency translation. The Fund may invest directly in foreign securities. Financial market fluctuations in any country where the Fund has investments will likely affect the value of the securities that the Fund owns in that country. These movements will affect the Fund’s share price and investment performance. The political, economic, and social structures of some countries may be less stable and more volatile than those in the United States. The risks of foreign markets include currency fluctuations, possible nationalization or expropriation of assets, extraordinary taxation or exchange controls, political or social instability, unfavorable diplomatic developments, and certain custody and settlement risks. In addition to these risks, many foreign markets have less trading volume and less liquidity than the U.S. markets, and therefore prices in foreign markets can be highly volatile.

Foreign markets may also have less protection for investors than the U.S. markets. Foreign issuers may be subject to less government supervision. It may also be difficult

Notes to Financial Statements

December 31, 2015

2. Summary of Significant Accounting Policies – (continued)

to enforce legal and shareholder/bondholder rights in foreign countries. There is no assurance that the Fund will be able to anticipate these risks or counter their effects.

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at each reporting period, resulting from changes in the exchange rate. These fluctuations are included with the net realized and unrealized gains or losses from investments.

Federal income and excise taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all investment company taxable income and net capital gain to shareholders in a manner that results in no tax cost to the Fund. Therefore, no federal income tax provision is required.

Distributions to shareholders. Distributions to the Fund’s shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Distributions of net investment income, if any, are made at least annually for the Fund. Net realized gains from investment transactions, if any, will be distributed to shareholders annually.

The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Use of estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at

Notes to Financial Statements

December 31, 2015

2. Summary of Significant Accounting Policies – (continued)

the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Security Transactions, Income and Expenses. The Fund records security transactions based on the trade date. Interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. The specific identification method is used to determine book and tax cost basis when calculating realized gains and losses. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis and includes accretion of discounts and amortization of premiums. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund’s class-specific expense is charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares based on the class respective net assets to the total net assets of the Fund.

Indemnifications. In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Significant Concentrations. The Fund maintains a demand deposit in excess of FDIC Insurance limits. As a result, the Fund is exposed to credit risk in the event of insolvency or other failure of the institution to meet its obligations. The Fund manages this risk by dealing with a major financial institution and monitoring its credit worthiness.

3. Advisory Fees and Other Transactions with Affiliates

The Fund entered into an investment management and advisory services agreement (the “Agreement”) with the Advisor that provides for fees to be computed at an annual rate of 1.20% of the Fund’s average daily net assets. The Agreement shall remain in force through December 31, 2016 and may be renewed for additional one-year periods thereafter if approved annually by a majority of the independent members of the Board. The Agreement may be terminated at any time, without penalty, by the Fund on sixty (60) days’ written notice or by the Advisor on ninety (90) days’ written notice. The Fund and the Advisor have also entered into an expense limitation agreement which shall remain in force through April 30, 2016, that provides for an expense reimbursement from the Advisor if the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities, and extraordinary expenses, exceed 1.75% for Class A and 1.50% for

Notes to Financial Statements

December 31, 2015

3. Advisory Fees and Other Transactions with Affiliates – (continued)

Class I, of the Fund’s average daily net assets. During the year ended December 31, 2015, the Advisor waived fees in the amount of $47,999 for the Fund.

The Fund has agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the expense limitation agreement provided that such repayment does not cause the Fund’s expenses, exclusive of taxes, interest, fees incurred in acquiring or disposing of portfolio securities and extraordinary expenses, to exceed 1.75% for Class A and 1.50% for Class I and the repayment is made within three years after the year in which the Advisor incurred the expense. As of December 31, 2015, there was $75,425 of fees available to be recovered no later than December 31, 2018, of which, $47,999 and $27,426 are recoverable through December 31, 2018 and 2017, respectively for the Fund.

Certain officers and Trustees of the Fund are also officers of the Advisor. The Fund pays each Trustee not affiliated with the Advisor fees in cash or Fund shares of $1,000 for each attended board meeting for the Fund and $500 for each attended audit committee meeting for the Fund. In addition, the Fund reimburses the Advisor for chief compliance officer services, a yearly amount of $20,000 paid on a quarterly basis.

4. Distribution and Service Plan

The Fund has adopted a distribution and service plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for its Class A Shares. Rule 12b-1 provides that an investment company that bears any direct or indirect expense of distributing its shares must do so only in accordance with the Plan permitted by Rule 12b-1. Pursuant to the Plan, the Fund makes payments to Quasar Distributors, LLC, the Fund’s distributor (the “Distributor”), the Advisor, financial intermediaries or others to reimburse such parties for distribution and/or shareholder servicing activity in an amount not to exceed 0.25% of its Class A shares average daily net assets on an annual basis. The distribution fees are “asset based” sales charges and, therefore, long-term shareholders may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority (FINRA). The Class A shares incurred $523 in expenses pursuant to the 12b-1 Plan for the year ended December 31, 2015.

5. Investment Transactions

Purchases and sales of long-term investment securities (excluding short-term investments) for the Fund are presented below for the year ended December 31, 2015. There were no purchases or sales of U.S. Government securities during the year.

	Purchases	Sales
Aegis Value Fund	$40,150,796	$55,748,930

Notes to Financial Statements

December 31, 2015

6. Distributions to Shareholders and Tax Components of Net Assets

At December 31, 2015, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Aegis
Value Fund
Tax cost of investments	$162,406,831
Unrealized appreciation	$9,413,660
Unrealized depreciation	$(71,946,062)
Net unrealized depreciation	$(62,532,402)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2015, the components of accumulated earnings on a tax basis were as follows:

Aegis
Value Fund
Undistributed ordinary income	$—
Undistributed long term gain	$—
Distributable earnings	$—
Other accumulated losses	$(16,177,178)
Unrealized depreciation on investments	$(62,532,402)
Total accumulated loss	$(78,709,580)

The differences between book-basis and tax-basis unrealized appreciations are attributable primarily to the tax deferral of losses on wash sales and PFIC mark to market adjustments.

As of December 31, 2015, the Aegis Value Fund had the following capital loss carryover and expirations. To the extent that each Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards in the character noted below.

	Long Term Amount	Short Term Amount	Expiration
Aegis Value Fund	$4,354,927	$11,822,251	Indefinite

On the statement of assets and liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended December 31, 2015. The reclassifications were primarily a result of the differing book/taxtreatment of distributions from real estate investment trusts and income from passive foreign investment companies and had no impact on the net assets of the Fund.

Aegis Value
Fund
Accumulated Net Investment Loss	$464,023
Accumulated Net Realized Loss	$46,560
Paid In Capital	$(510,583)

Notes to Financial Statements

December 31, 2015

6. Distributions to Shareholders and Tax Components of Net Assets – (continued)

The tax components of dividends paid during the year ended December 31, 2015 and the year ended December 31, 2014 were as follows:

	Year Ended		Year Ended
	December 31, 2015		December 31, 2014
	Ordinary	Capital	Ordinary	Capital
	Income	Gains	Income	Gains
Aegis Value Fund	$43,610	$—	$—	$29,713,547

GAAP requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing the Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as an interest expense in the Statement of Operations.

GAAP requires management of the Fund to analyze all open tax years, as defined by IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended December 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund files  U.S. Federal income and excise tax returns, as required. The Fund’s Federal income tax returns are subject to examination by the IRS for a period of three fiscal years after they are filed. The Fund has no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7. Investments in Affiliated Companies*

Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. The aggregate value of all securities of affiliated companies held in the Fund as of December 31, 2015 amounted to $22,192,556, representing 21.42% of net assets. A summary of affiliated transactions for the year ended December 31, 2015 is as follows:

Notes to Financial Statements

December 31, 2015

7. Investments in Affiliated Companies* – (continued)

Aegis Value Fund
	Alliance One	Amerigo	Delta
	International	Resources	Apparel	Geodrill	Legumex
	Inc.**	Ltd.	Inc	Ltd.****	Walker Inc.
December 31, 2014
Balance
Shares	5,288,154	8,906,800	611,302	945,000	1,021,500
Cost	$16,470,054	$6,309,422	$4,638,288	$659,926	$3,471,695
Market Value	$8,355,283	$1,874,881	$6,223,054	$471,768	$2,329,984

Gross Additions
Shares	2,744,350	—	—	1,770,251	—
Cost	$2,959,036	$—	$—	$687,035	$—

Gross Deductions
Shares	—	—	(115,229)	—	(1,021,500)
Cost	$—	$—	$(884,505)	$—	$(3,471,695)
Proceeds	$—	$—	$1,822,187	$—	$1,006,466

December 31, 2015
Balance
Shares	803,250	8,906,800	496,073	2,715,251	—
Cost	$19,429,090	$6,309,422	$3,753,783	$1,346,961	$—
Market Value	$9,213,282	$1,196,183	$6,964,865	$1,206,822	$—
Realized gain (loss)	$—	$—	$937,682	$—	$(2,465,229)
Investment income	$—	$—	$—	$—	$—

		Public Service
	Mitcham	Properties	Tecumseh
	Industries	Investments	Products
	Inc.****	Ltd.***	Co.	Total
December 31, 2014
Balance
Shares	226,510	7,069,706	2,196,144	—
Cost	$2,883,845	$2,941,068	$17,776,863	$55,151,161
Market Value	$1,343,204	$2,837,359	$6,786,085	$30,221,618

Gross Additions
Shares	610,557	—	—	—
Cost	$2,721,818	$—	$—	$6,367,889

Gross Deductions
Shares	—	(5,542,650)	(2,196,144)	—
Cost	$—	$(2,204,932)	$(17,776,863)	$(24,337,995)
Proceeds	$—	$—	$10,932,304	$13,760,957

December 31, 2015
Balance
Shares	837,067	1,527,056	—	—
Cost	$5,605,663	$736,136	$—	$37,181,055
Market Value	$2,519,572	$1,091,832	$—	$22,192,556
Realized gain (loss)	$—	$—	$(6,844,559)	$(8,372,106)
Investment income	$—	$—	$—	$—
__________

*
As a result of the Aegis Value Fund’s beneficial ownership of common stock of these companies, regulators require that the Fund state that it may be deemed an affiliate of the respective issuer. The Fund disclaims that the “affiliated persons” are affiliates of the Distributors, Advisor, Funds or any other client of the Advisor.

**	The shares held by the Fund decreased due to the security having a reverse stock split during the year.
***	The shares and cost of the position held by the Fund was decreased due to the a partial redemption via a corporate action.
****	These securities were not affiliated at 12/31/2014.

Notes to Financial Statements

December 31, 2015

8. Pending Litigation

We are aware that an action, Tow v. Bulmahn et al., Adv. Proc. No. 15-03179, has been filed in Bankruptcy Court that may directly or indirectly involve the Fund.  The lawsuit stems from events preceding the Chapter 7 bankruptcy proceeding of ATP Oil & Gas Corporation (“ATP”.)  The plaintiffs seek to recover dividend payments made on or about January 3, 2012, April 1, 2012, and July 1, 2012 to former ATP preferred stock shareholders, as well as attorneys’ fees and expenses.

While the Fund has not been served with the suit, the Fund did hold ATP preferred shares and did receive dividends during the period in contention.  The total amount of aforementioned dividend payments that the Fund received is $63,600, which represents less than 0.1% of the Fund’s total net assets as of December 31, 2015.  This estimate will fluctuate as the size of the Fund fluctuates.  The Fund cannot anticipate the outcome of this matter at the current time and no reserve has been made on the Fund’s books.  The Fund considers the potential impact to the Fund’s net asset value to be de minimis.

9. Subsequent Events

In connection with the preparation of the financial statements of the Fund as of and for the year ended December 31, 2015, events and transactions subsequent to December 31, 2015 have been evaluated by management for possible adjustment and/or disclosure. Management has determined that there were no material events that would require disclosure in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of the Aegis Funds
and the Shareholders of Aegis Value Fund

We have audited the accompanying statement of assets and liabilities of the Aegis Value Fund, a series of shares of beneficial interest in The Aegis Funds, including the schedule of portfolio investments, as of December 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2015 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Aegis Value Fund as of December 31, 2015, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and its financial highlights for each of the years or periods in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP
Philadelphia, Pennsylvania
February 26, 2016

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Funds	Served	5 Years	Trustee	Past 5 Years

Independent Trustees*

Eskander Matta	Trustee	Since	President North	1	Director of
Born: 1970		2003	America of		Aegis Value
c/o Aegis Financial			Dragonmarts Co.		Fund, Inc.
Corporation			Ltd since 2012;		(1997 – 2014).
6862 Elm Street			Vice President of
Suite 830			ebusiness, Blue
McLean, VA 22101			Shield of California
(2008 – 2012);
Senior Vice
President of Internet
Services Group,
Wells Fargo & Co.
(2002 – 2008).

David A. Giannini	Trustee	Since	Institutional equity	1	Director of
Born: 1953		2006	sales and research		Aegis Value
c/o Aegis Financial			with Scarsdale		Fund, Inc.
Corporation			Equities since 2006.		(2006 – 2014).
6862 Elm Street
Suite 830
McLean, VA 22101

V. Scott Soler	Trustee	Since	Co-owner at	1	Director of
Born: 1969		2007	Limestone Value		Aegis Value
c/o Aegis Financial			Partners since 2011;		Fund, Inc.
Corporation			Managing Director		(2007 – 2014).
6862 Elm Street			and Senior Advisor
Suite 830			of Quantum Energy
McLean, VA 22101			Partners since 2006.

Trustees and Officers
(Unaudited)

		Term of		Number of	Other
		Office		Portfolios	Directorships
		and	Principal	in Fund	Held by
	Position(s)	Length	Occupation	Complex	Trustee
Name, Year of	Held with	of Time	During Past	Overseen by	During the
Birth, and Address	the Funds	Served	5 Years	Trustee	Past 5 Years

Interested Trustee**

Scott L. Barbee	President	Since	President of	1	Director of
Born: 1971		2009	Aegis Financial		Aegis Value
c/o Aegis Financial	Trustee	Since	Corporation since		Fund, Inc.
Corporation		2003	2009; President		(1997 – 2014).
6862 Elm Street	Treasurer	2003 –	of Aegis Value
Suite 830		2008	Fund, Inc. since
McLean, VA 22101	Secretary	2006 –	2009; Treasurer,
		2008	Secretary and
Managing Director
of Aegis Financial
Corporation (1997 –
2008); Treasurer of
Aegis Value Fund,
Inc. (1997 – 2009);
Secretary of Aegis
Value Fund, Inc.
(2006 – 2008).
Officer of the Fund who is not also a Trustee

Sarah Q. Zhang	Chief	Since	Chief Compliance	N/A	N/A
Born: 1970	Compli-	2008	Officer of Aegis
c/o Aegis Financial	ance		Financial Corp.
Corporation	Officer		and Aegis Value
6862 Elm Street	Treasurer	Since	Fund, Inc. since
Suite 830	and	2009	2008; Treasurer
McLean, VA 22101	Secretary		and Secretary of
Aegis Financial
Corporation and
Aegis Value Fund,
Inc. since 2009.
__________

*	The “Independent Trustees” are those Trustees that are not considered “interested persons” of the Trust, as that term is defined in the 1940 Act.
**	Mr. Barbee is considered to be an “Interested Trustee” because of his affiliation with the Advisor.

The Fund’s Statement of Additional Information includes additional information about Fund Trustee and is available, without charge, by calling the Fund’s toll-fee phone number, (800) 528-3780.

Other Information
(Unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available by request, without charge, by calling the Fund’s toll-free telephone number, 800-528-3780. Information regarding how the Fund voted proxies, if any, relating to portfolio securities during the most recent 12-month period ended June 30 is available upon request, without charge, by calling 800-528-3780. The Fund’s proxy voting policies and procedures and voting record are also available on the U.S. Securities and Exchange Commission (“SEC”) website at http://www.sec.gov.

Code of Ethics

The Fund have adopted a code of ethics applicable to its principal executive officer and principal financial officer. A copy of this code is available, without charge, by calling the Fund’s toll-free phone number, 800-528-3780.

Fund Holdings

The complete schedules of the Fund’s holdings for the second and fourth quarters of each fiscal year are contained in the Fund’s semi-annual and annual shareholder reports, respectively. The Fund files complete schedules of the Fund’s holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Form N-Q are available without charge, upon request, by contacting the Fund at 800-528-3780 and on the SEC’s website at http://www.sec.gov. You may also review and copy Form N-Q at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, please call the SEC at 1-800-SEC-0330.

Tax Designation

For the fiscal year ended December 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Aegis Value Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2015 was as follows:

Aegis Value Fund	0.00%

Other Information
(Unaudited)

Foreign Shareholders

The percentage of ordinary income distributions that are designated as interest-related dividends under Internal Revenue Code Section 871(k)(1)(C) for the year ended December 31, 2015 was as follows:

Aegis Value Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2015 was as follows:

Aegis Value Fund	0.00%

The Aegis Funds Privacy Notice
(This information is not part of the Report)

The Aegis Funds consider protecting the confidentiality of nonpublic personal information of our shareholders to be of the utmost importance. This privacy notice describes the information that we may collect, when we may disclose that information, and how we maintain the security and confidentiality of your nonpublic personal information.

Information We Collect

The Aegis Funds collect and retain information about you only when we reasonably believe that the information will assist us in managing your accounts. We collect certain information to protect your account, to ensure accuracy in reporting and recordkeeping, and to identify you when we conduct transactions for you. The information is also used to comply with certain laws and regulations that may apply to us and to help us understand your financial needs as we design or improve our products and services. We will also use your information to administer your account and transactions. We collect nonpublic personal information about you from the following sources:

•	Your application or other forms, correspondence or conversations (examples include name, date of birth, address and Social Security Number); and
•	Your transactions with us (examples include account activity and balances).

Information We Disclose

We understand that you expect the personal information you have entrusted to us to be handled with great care. We may share information about you under agreements with our service providers in order for our service providers to provide shareholder services and administer the Fund, to process transactions, or to manage accounts for you. We share only information about our recordkeeping or transactions involving you or your account, such as your name, address, Social Security Number, account activity and account balances.

We do not sell your nonpublic personal information. The Aegis Funds do not disclose nonpublic personal information about our shareholders to nonaffiliated third parties, except as permitted by applicable law. In all cases, your information is strictly protected. Each agreement requires that service providers keep the personal nonpublic information strictly confidential and use it only for the purpose for which it was intended.

Former Shareholders

The personal nonpublic information of former shareholders is treated in the same manner as the information of current shareholders.

Confidentiality and Security

The Aegis Funds restrict access to your nonpublic personal information to those individuals who need to know the information in order to provide products and services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We recommend that you carefully protect your personal information and not provide your account name or number to anyone for any reason. If you choose to provide this information to a third party, you do so at your own risk.

(This Page Intentionally Left Blank.)

The Aegis Funds	Custodian
c/o U.S. Bancorp Fund Services, LLC	U.S. Bank, N.A.
615 East Michigan Street	Custody Operations
Milwaukee, Wisconsin 53202	1555 North RiverCenter Drive, Suite 302
Phone: (800) 528-3780	Milwaukee, Wisconsin 53212
www.aegisfunds.com
Administrator, Transfer Agent and Fund
Board of Trustees	Accountant
Scott L. Barbee	U.S. Bancorp Fund Services, LLC
David A. Giannini	615 East Michigan Street
Eskander Matta	Milwaukee, Wisconsin 53202
V. Scott Soler
Independent Registered Public Accounting
Officers	Firm
Scott L. Barbee, President	BBD, LLP
Sarah Q. Zhang, Treasurer/Secretary/	1835 Market Street, 26th Floor
Chief Compliance Officer	Philadelphia, Pennsylvania 19103

Investment Advisor	Counsel
Aegis Financial Corporation	Seward & Kissel, LLP
6862 Elm Street, Suite 830,	901 K Street N.W.
McLean, Virgina 22101	Washington, DC 20001

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has made amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the Registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2015	FYE 12/31/2014
Audit Fees	$20,000	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$3,500	$3,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by BBD, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2015	FYE 12/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2015	FYE 12/31/2014
Registrant	$3,500	$3,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics or amendment thereto, incorporated by reference to the Registrant’s Form N-CSR filed herewith.

(2) Certification for the President/Chief Executive Officer and Treasurer/Chief Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Aegis Funds

By           /s/Scott L. Barbee
Scott L. Barbee, President

Date       March 3, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By           /s/Scott L. Barbee
Scott L. Barbee, President

Date     March 3, 2016

By           /s/Sarah Q. Zhang
Sarah Q. Zhang, Treasurer

Date    March 3, 2016